                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                 Current Report Pursuant to Section 13 or 15(d)
                     of THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported):
                                  July 13, 1995



                                    MEDITRUST
         --------------------------------------------------------------
               (Exact name of registrant as specified in charter)


       Massachusetts                 0-14022                  04-6532031
- --------------------------------------------------------------------------------
        (State of                  (Commission             (I.R.S. Employer
      Incorporation)                 File No.)            Identification No.)


197 First Avenue, Needham, Massachusetts                                02194
- --------------------------------------------------------------------------------
(Address of principal executive offices)                              (Zip Code)



Registrant's telephone number, including area code:(617) 433-6000

ITEM 5.  OTHER EVENTS

         Meditrust (NYSE:MT) announced on July 13, 1995 record increases in net income, cash flow and revenues for the quarter ended June 30, 1995.

         For the second quarter ended June 30, 1995, Meditrust had net income of $30,929,000 or $0.63 per share (based on 49,194,000 shares) compared to $19,008,000 or $0.56 per share (based on 34,192,000 shares) for the same period a year earlier. For the three months ended June 30, 1995, the Company had cash flow from operating activities available for distribution, the basis for which dividends are determined, of $36,309,000 or $0.74 per share versus $24,181,000 or $0.71 per share for the same period a year earlier. Revenues for the second quarter of 1995 were $52,437,000 versus $42,378,000 for the second quarter of 1994.

         For the six months ended June 30, 1995, net income increased to $55,112,000 or $1.23 per share (based on 44,917,000 shares), compared to $36,713,000 or $1.09 per share (based on 33,817,000 shares) for the similar period in 1994. For the six months ended June 30, 1995, the Company had cash flow from operating activities available for distribution of $65,751,000 versus $47,231,000 for the same period a year earlier. Revenues for the six months ended June 30, 1995 were $101,370,000 versus $83,373,000 for the same period in 1994.

                                    MEDITRUST

                                FINANCIAL RESULTS


                                  THREE MONTHS ENDED             SIX MONTHS ENDED
                                 June 30, (Unaudited)          June 30, (Unaudited)
                                 --------------------          --------------------
(In thousands except per         1995           1994           1995            1994
share amounts)                   ----           ----           ----            ----

REVENUES                       $ 52,437       $ 42,378       $101,370         83,373

NET INCOME                       30,929         19,008         55,112         36,713

EARNINGS PER SHARES                 .63            .56           1.23           1.09

CASH FLOW FROM OPERATING         36,309         24,181         65,751         47,231
ACTIVITIES

CASH FLOW FROM OPERATING            .74            .71           1.46           1.40
ACTIVITIES PER SHARE

WEIGHTED AVERAGE NUMBER          49,194         34,192         44,917         33,817
OF SHARES OUTSTANDING

Item 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c)      Exhibits

       Exhibit No.                  Description
       -----------                  -----------

           1               Form of Underwriting Agreement

          4.1              Form of Indenture Supplement

          4.2              Form of 7.375% Note due July 15, 2000 (included in
                           Exhibit 4.1)

          4.3              Form of 7.6% Note due July 15, 2001 (included in
                           Exhibit 4.1)

           25              Form T-1, Statement of Eligibility of Fleet
                           National Bank


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                       MEDITRUST
                                             ------------------------------



July 20, 1995                                /s/ Lisa P. McAlister
                                             ------------------------------
                                             Lisa P. McAlister
                                             Vice President and Treasurer


                                       -3-